UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 23, 2021

SEACOR Marine Holdings Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-37966	47-2564547
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

12121 Wickchester Lane, Suite 500, Houston, TX	77079
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (346) 980-1700

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	SMHI	New York Stock Exchange (“NYSE”)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 23, 2021, Charles Fabrikant, the Non-Executive Chairman of SEACOR Marine Holding Inc. (the “Company”), notified nominating and corporate governance committee of the board of directors of the Company (the “Governance Committee”) that he will not stand for re-election at the 2021 Annual Meeting of Stockholders (the “Annual Meeting”) and on the same date, Robert D. Abendschein, a Director of the Company, notified the Governance Committee that he will not stand for re-election at the Annual Meeting. Each of Mr. Abendschein and Mr. Fabrikant advised the Governance Committee that his decision was not due to a disagreement with the Company or any matter relating to the Company’s operations, policies, or practices.

On April 27, 2021, the board of directors of the Company (the “Board”) determined that effective immediately upon the conclusion of the 2021 Annual Meeting of Stockholders, the Board will reduce the size of the Board from seven directors to five directors.

The Board thanks Mr. Fabrikant and Mr. Abendschein for their years of distinguished service and significant contributions to the Company.

Item 7.01	Regulation FD Disclosure.

On April 28, 2021, the Company issued a press release announcing that each of Mr. Fabrikant and Mr. Abendschein has determined that he will not stand for re-election at the Annual Meeting. The press release is attached hereto as Exhibit 99.1 and incorporated by reference in this Item 7.01.

On April 28, 2021, the Company posted its 2020 annual report on its website at https://ir.seacormarine.com/financial-information/annual-reports-and-proxy-statements.

The information contained in Item 7.01 and in the accompanying Exhibit 99.1 to this Current Report on Form 8-K shall not be deemed to be “soliciting material” or “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Press Release, dated April 28, 2021

104.1	Cover page interactive data file (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SEACOR Marine Holdings Inc.

April 28, 2021	By:	/s/ Andrew H. Everett II
	Name:	Andrew H. Everett II
	Title:	Senior Vice President, General Counsel and Secretary